                                                                    Exhibit (24)

                              WACHOVIA CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of WACHOVIA CORPORATION (the "Corporation") hereby constitute and appoint Mark C. Treanor, Ross E. Jeffries, Jr., and Anthony R. Augliera, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation, including the rights attached thereto, that are issuable under the Wachovia Corporation 1998 Stock Incentive Plan and the Wachovia Corporation Stock Plan, and any other securities of the Corporation or interests therein that are required to be so registered with respect to such Plans, and to sign any and all amendments to such Registration Statements.

                  SIGNATURE                        CAPACITY
                  ---------                        --------
              /s/ LESLIE M. BAKER, JR.             Chairman and Director
              ------------------------
               LESLIE M. BAKER, JR.

              /s/ G. KENNEDY THOMPSON              President, Chief Executive Officer and Director
              -----------------------
              G. KENNEDY THOMPSON

              /s/ ROBERT P. KELLY                  Senior Executive Vice President and Chief Financial Officer
              -------------------
              ROBERT P. KELLY

              /s/ DAVID M. JULIAN                  Senior Vice President and Corporate Controller (Principal
              -------------------
              DAVID M. JULIAN                      Accounting Officer)

              /s/ F. DUANE ACKERMAN                Director
              ---------------------
              F. DUANE ACKERMAN

              /s/ JOHN D. BAKER, II                Director
              ---------------------
              JOHN D. BAKER, II

              /s/ JAMES S. BALLOUN                 Director
              --------------------
              JAMES S. BALLOUN

              /s/ ROBERT J. BROWN                  Director
              -------------------
              ROBERT J. BROWN

                  SIGNATURE                        CAPACITY
                  ---------                        --------

              /s/ PETER C. BROWNING                Director
              ---------------------
              PETER C. BROWNING

              /s/ JOHN T. CASTEEN III              Director
              -----------------------
              JOHN T. CASTEEN III

              /s/ WILLIAM H. GOODWIN, JR.          Director
              ---------------------------
              WILLIAM H. GOODWIN, JR.

              ___________________                  Director
              ROBERT A. INGRAM

              /s/ MACKEY J. MCDONALD               Director
              ----------------------
              MACKEY J. MCDONALD

              /s/ JOSEPH NEUBAUER                  Director
              -------------------
              JOSEPH NEUBAUER

              /s/ LLOYD U. NOLAND III              Director
              -----------------------
              LLOYD U. NOLAND III

              /s/ RUTH G. SHAW                     Director
              ----------------
              RUTH G. SHAW

              /s/ LANTY L. SMITH                   Director
              ------------------
              LANTY L. SMITH

              /s/ JOHN C. WHITAKER, JR.            Director
              -------------------------
              JOHN C. WHITAKER, JR.

              /s/ DONA DAVIS YOUNG                 Director
              --------------------
              DONA DAVIS YOUNG


April 16, 2002
Charlotte, NC

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